AXA PREMIER VIP TRUST

SUPPLEMENT DATED JUNE 12, 2015 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2015, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2015, as supplemented, of AXA Premier VIP Trust (“Trust”). You should read this Supplement in connection with the Summary Prospectus, Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding the proposed reorganization of certain Portfolios of the Trust into other existing Portfolios of the Trust or other existing Portfolios of EQ Advisors Trust (“EQAT”), an open-end investment company that is also managed by AXA Equitable Funds Management Group, LLC (“FMG LLC”).

Information Regarding the Proposed Reorganization of the Portfolios

On June 9, 2015, the Board of Trustees of the Trust approved a form of Plan of Reorganization and Termination and a form of Agreement and Plan of Reorganization and Termination (each a “Reorganization Plan,” and collectively, the “Reorganization Plans”). The Reorganization Plans provide for the reorganization of certain Portfolios of the Trust into other existing Portfolios of the Trust or other existing Portfolios of EQAT (each, a “Reorganization,” and collectively, the “Reorganizations”) as follows:

Proposed Acquired Portfolio	Proposed Acquiring Portfolio
CharterSM Alternative 100 Conservative Plus Portfolio	CharterSM Alternative 100 Moderate Portfolio
CharterSM Alternative 100 Growth Portfolio
CharterSM International Conservative Portfolio	CharterSM International Moderate Portfolio
CharterSM International Growth Portfolio
CharterSM Equity Portfolio	EQ/Common Stock Index Portfolio
CharterSM Fixed Income Portfolio	EQ/Core Bond Index Portfolio
(each, an “Acquired Portfolio,” and collectively, the “Acquired Portfolios”)	(each, an “Acquiring Portfolio,” and collectively, the “Acquiring Portfolios”)

Under the Reorganization Plans, each Reorganization will involve the transfer of all of the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for Acquiring Portfolio shares having an aggregate net asset value equal to the value of the Acquired Portfolio’s net assets, the Acquiring Portfolio’s assumption of all of the liabilities of the Acquired Portfolio, the distribution of Acquiring Portfolio shares to the shareholders of the Acquired Portfolio and the complete termination of the Acquired Portfolio. Acquired Portfolio shareholders on the closing date would thus become shareholders of the corresponding Acquiring Portfolio and receive shares of the corresponding Acquiring Portfolio with a total net asset value equal to that of their shares of the Acquired Portfolio on the closing date.

The Acquired Portfolios and the corresponding Acquiring Portfolios listed above have broadly similar, similar or identical investment objectives, policies and risks; however, there are some differences which will be described in the proxy solicitation materials referenced below. FMG LLC serves as the investment manager for the Acquired Portfolios and will continue to serve as the investment manager for the Acquiring Portfolios following the Reorganizations.

Each Reorganization Plan is subject to approval by the shareholders of the respective Acquired Portfolio. A special shareholder meeting of the Acquired Portfolios is anticipated to be held on or about September 17, 2015 to vote on the Reorganization Plans. If shareholders approve the Reorganization Plans, it is anticipated that the Reorganizations will take place on or about September 26, 2015. Until that date, however, you will be able to purchase, redeem and exchange shares in each of the Acquired Portfolios (depending upon availability in your insurance product) subject to the limitations described in the Trust’s Prospectus. Accordingly, if you intend to engage in such transactions, you should read this Supplement to the Prospectus, together with the Trust’s Prospectus dated May 1, 2015, as supplemented.

Additional information regarding the Acquiring Portfolios (including, among other things, the investment objectives, policies and risks, fees and expenses, and investment sub-advisers, if any, of the Acquiring Portfolios), the terms of the Reorganization Plans and the factors the Board of Trustees considered in deciding to approve the Reorganization Plans will be sent to shareholders of the Acquired Portfolios as part of the proxy solicitation materials and will also be available for free on the EDGAR database on the SEC’s Internet site at: http://www.sec.gov.

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